Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

APRIL 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.
c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o SHAI WAISMAN
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

Date: May 20, 2010	By:	/s/ William J. Fox
William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:      AMENDED STATEMENT ☐

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Holdings Inc. (“LBHI”) and Other Debtors and Other Controlled Subsidiaries
Basis of Presentation — Schedule of Cash Receipts and Disbursements	4
Schedule of Cash Receipts and Disbursements — April 2010	5

LBHI
Basis of Presentation — Schedule of Professional Fee and Expense Disbursements	6
Schedule of Professional Fee and Expense Disbursements	7

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC(1)	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc. (“LBCS”)	08-13885	10/3/2008
Lehman Brothers Special Financing Inc. (“LBSF”)	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc. (“LOTC”)	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc. (“LBDP”)	08-13899	10/5/2008
Lehman Commercial Paper Inc. (“LCPI”)	08-13900	10/5/2008
Lehman Brothers Commercial Corporation (“LBCC”)	08-13901	10/5/2008
Lehman Brothers Financial Products Inc.(“LBFP”)	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009
Merit LLC	09-17331	12/14/2009
LB Somerset LLC	09-17503	12/22/2009
LB Preferred Somerset LLC	09-17505	12/22/2009

(1)          On May 26, 2009, a motion was filed on behalf of Lehman Brothers Holdings Inc. seeking entry of an order pursuant to Section 1112(b) of the Bankruptcy Code to dismiss the Chapter 11 Case of PAMI Statler Arms LLC, with a hearing to be held on June 24, 2009.  On June 19, 2009, the motion was adjourned without a date for a continuation hearing.

The Chapter 11 case of Fundo de Investimento Multimercado Credito Privado Navigator Investimento No Exterior (Case No: 08-13903) has been dismissed.

The Chapter 11 case of Lehman Brothers Finance SA (Case No: 08-13887) has been dismissed.

LEHMAN BROTHERS HOLDINGS INC., (“LBHI”), AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

APRIL 1, 2010 TO APRIL 30, 2010

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”).  The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Security Investor Protection Act.  LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”.  The Debtors’ chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure.  The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to The Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.     This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the previously filed MOR Balance Sheet as of December 31, 2009 with Accompanying Schedules and the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

2.     This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.     The beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), treasury bills, and other investments.

4.     Beginning and ending cash balances are based on preliminary closing numbers and are subject to adjustment.

5.     Beginning and ending cash balances exclude cash that has been posted as collateral for hedging activity.

6.     Beginning and ending cash balances exclude cash related to LBHI’s wholly-owned indirect subsidiaries Aurora Bank FSB (formerly known as Lehman Brothers Bank FSB), Woodlands Commercial Bank (formerly known as Lehman Brothers Commercial Bank), Lehman Brothers Trust Company N.A., and Lehman Brothers Trust Company of Delaware.

7.     Cash pledged on, or prior to, September 15, 2008 by the Company in connection with certain documents executed by the Company and various financial institutions has been excluded from this report.

8.     Intercompany transfers between Lehman entities are listed as disbursements for the paying entity and receipts for the receiving entity.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

April 1, 2010 - April 30, 2010

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)									Other Debtors	Total Debtors	Other Controlled Entities (b)	Total Debtors
												and Other
	LBHI	LBSF	LBCS	LOTC	LCPI	LBCC	LBFP	LBDP				Controlled Entities

Beginning Cash & Investments (4/1/10)	$2,346 (c)	$6,172	$1,244	$176	$2,724	$491	$427	$387	$10	$13,976	$2,687	$16,663

Sources of Cash:
Corporate
Repayment of Advances to Aurora (d)	47	—	—	—	—	—	—	—	—	47	—	47
Compensation and Benefits Reimbursements (e)	1	—	—	—	—	—	—	—	—	1	—	1
Other Receipts	17	—	—	—	—	—	1	—	—	18	4	22
Derivatives (f)	—	180	5	32	—	—	—	—	—	217	—	217
Loans (g)	—	—	—	—	245	—	—	—	—	245	—	245
Principal Investing / Private Equity (h)	26	—	—	—	11	—	—	—	—	37	38	75
Real Estate (i)	107	—	—	—	408	—	—	—	—	515	24	539
Asia	—	—	—	—	—	—	—	—	—	—	16	16
South America	—	—	—	—	—	—	—	—	—	—	2	2
Inter-Company Transfers	8	2	—	—	21	—	—	—	—	31	1	31
Total Sources of Cash	207	182	5	32	683	—	1	—	—	1,110	85	1,195
Uses of Cash:
Corporate
Advances to Aurora	—	—	—	—	—	—	—	—	—	—	—	—
Compensation and Benefits (j)	(15)	—	—	—	—	—	—	—	—	(15)	—	(15)
Professional Fees	(47)	—	—	—	—	—	—	—	—	(47)	—	(47)
Other Operating Expenses (k)	(13)	—	—	—	—	—	—	—	—	(13)	(1)	(14)
Other Non-Operating Expenses (l)	(29)	—	—	—	—	—	—	—	—	(29)	(1)	(30)
Bankhaus Settlement	—	—	—	—	—	—	—	—	—	—	—	—
JP Morgan CDA (m)	1	—	—	—	—	—	—	—	—	1	—	1
MetLife Settlement (k)	—	—	—	—	—	—	—	—	—	—	—	—
Derivatives (n)	(7)	(132)	—	—	—	—	—	—	—	(139)	(1)	(139)
Loans (o)	(1)	—	—	—	(138)	—	—	—	—	(140)	—	(140)
Principal Investing / Private Equity (p)	(3)	—	—	—	—	—	—	—	—	(3)	(4)	(7)
Real Estate (q)	(38)	—	—	—	(2)	—	—	—	—	(40)	(10)	(51)
Asia	—	—	—	—	—	—	—	—	—	—	(4)	(4)
South America	—	—	—	—	—	—	—	—	—	—	—	—
Inter-Company Transfers	(1)	(5)	—	—	(1)	—	(1)	—	—	(7)	(24)	(31)
Total Uses of Cash	(153)	(136)	—	—	(141)	—	(1)	—	—	(431)	(46)	(476)
Net Cash Flow	54	46	5	32	542	—	0	—	—	679	40	719
FX Fluctuation (r)	—	(3)	—	—	(3)	—	—	—	—	(6)	—	(6)
Ending Cash & Investments (4/30/10) (s)	$2,400	$6,215	$1,249	$208	$3,263	$491	$427	$387	$10	$14,649	$2,727	$17,376

Totals may not foot due to rounding

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

April 1, 2010 - April 30, 2010

Notes:

(a) Includes cash and investment flows for all Debtors and Other Controlled Entities globally.  Corporate, Derivatives, Loans, Principal Investing/Private Equity and Real Estate activity includes bank accounts that are managed and reconciled by Lehman US and European operations.  Asia and South America activity includes bank accounts that are managed and reconciled by Lehman Asian and South American operations.

(b) Other Controlled Entities include Non-Debtor entities which are under the control of LBHI, except for cash activity associated with Aurora Bank, Woodlands Commercial Bank, Lehman Brothers Trust Company N.A., and Lehman Brothers Trust Company of Delaware, which is not reflected in this schedule.

(c) The Beginning Cash & Investments (4/1/10) balance for LBHI has been increased by $42 million from the Ending Cash & Investments (3/31/10) balance in the previous Schedule of Cash Receipts and Disbursements MOR to account for pre-petition overdraft balances, which were adjusted to $0.

(d) Reflects repayment of advances made to Aurora Bank for the court approved advance receivables facility.

(e) Reflects repayment of advances for payroll and benefits disbursements made on behalf of the following entities: Aurora Bank, Woodlands Commercial Bank, Lehman Brothers Trust Company NA., and Lehman Brothers Trust Company of Delaware.

(f) Primarily reflects settlements from counterparties and the return of collateral posted for hedging.

(g) Primarily reflects principal and interest payments from borrowers, of which a portion will be distributed to syndicated loan participants (see footnote o).

(h) Primarily reflects redemptions, distributions and/or proceeds from the sale of investments.

(i) Primarily reflects principal and interest payments on real estate loans.

(j) Compensation and Benefits includes fees paid to Alvarez & Marsal as interim management.

(k) Primarily reflects expenses related to occupancy, Transition Services Agreement, taxes, and infrastructure costs.

(l) Reflects the return of funds received by the Estate in error.

(m) Reflects a receipt from JP Morgan associated with a reconciliation of claims related to Collateral Disposition Agreement.

(n) Primarily reflects collateral posted for hedging and payments on live trades.

(o) Primarily reflects principal and interest distributed to syndicated loan participants where Lehman acts as agent.

(p) Primarily reflects capital calls on investments.

(q) Primarily reflects payments made for preservation of operating and development property assets.

(r) Reflects fluctuation in value in foreign currency bank accounts.

(s) Ending Cash and Investment balances include approximately $3.1 billion in co-mingled and segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks, and other identified funds which may not belong to the Debtors or Other Controlled Entities.  These amounts are preliminary and estimated as follows:  Debtors - LBHI $370 million, LBSF $328 million, LBCS $34 million, LCPI $2.4 billion, LBCC $5 million, Lehman Scottish Finance $2 million; and Non-Debtors $28 million, and are subject to adjustment.  Ending Cash and Investment balances exclude approximately $236 million of cash posted as collateral for derivative hedging activity; broken down as follows: LBSF $221 million and LBFP $15 million.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”)

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DATED FROM FILING DATE TO APRIL 30, 2010

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”).  The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Security Investor Protection Act.  LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”.  The Debtors’ chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure.  The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to The Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.               This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

2.               This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.               The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers.  The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs, as cash payments are made to providers.

LEHMAN BROTHERS HOLDINGS INC.

Schedule of Professional Fee and Expense Disbursements (a)

April 2010

Unaudited ($ in thousands)

			Filing Date
		Apr-2010	Through Apr-2010 (b)
Debtors - Section 363 Professionals
Alvarez & Marsal LLC	Interim Management	$15,233	$277,399
Kelly Matthew Wright	Art Consultant and Auctioneer	—	50	(c)
Natixis Capital Markets Inc.	Derivatives Consultant	—	8,121
Debtors - Section 327 Professionals
Bingham McCutchen LLP	Special Counsel - Tax	1,077	11,396
Bortstein Legal LLC	Special Counsel - IT and Other Vendor Contracts	243	3,099
Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	777	16,614
Discover Ready LLC	eDiscovery Services	—	6,894	(c)
Ernst & Young LLP	Audit and Tax Services	70	1,479
Hudson Global Resources	Contract Attorneys	477	3,487	(c)
Huron Consulting	Tax Services	138	2,145
Jones Day	Special Counsel - Asia and Domestic Litigation	3,976	24,459
Kasowitz, Benson, Torres & Friedman	Special Counsel - Litigation	23	23
Lazard Freres & Co.	Investment Banking Advisor	884	22,576
McKenna Long & Aldridge LLP	Special Counsel - Commercial Real Estate Lending	134	3,714
Pachulski Stang Ziehl & Jones	Special Counsel - Real Estate	223	1,000
Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	222	2,444
Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	131	2,395
Weil Gotshal & Manges LLP	Lead Counsel	17,489	182,271
Windels Marx Lane & Mittendorf, LLP	Special Counsel - Real Estate	306	1,457
Debtors - Claims and Noticing Agent
Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	—	6,514
Creditors - Section 327 Professionals
FTI Consulting Inc.	Financial Advisor	3,492	29,903
Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	637	7,328
Milbank Tweed Hadley & McCloy LLP	Lead Counsel	5,164	52,844
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	1,740	7,752
Richard Sheldon, Q.C.	Special Counsel - UK	30	105
Examiner - Section 327 Professionals
Duff & Phelps LLC	Financial Advisor	3,093	39,328
Jenner & Block LLP	Examiner	5,100	53,501
Fee Examiner
Feinberg Rozen LLP	Fee Examiner	505	1,150
Brown Greer Plc	Fee and Expense Analyst	10	155
Total Non-Ordinary Course Professionals		61,173	769,604
Debtors - Ordinary Course Professionals		1,075	23,597
US Trustee Quarterly Fees		259	883
Total Professional Fees and UST Fees (c)		$62,507	$794,084

(a)               All professional fees have been paid by LBHI; however, a portion has been charged back to debtor and non-debtor subsidiaries based on the direct costs associated with each entity and an allocation methodology.

(b)              The figures reflected in this table represent cash disbursements from LBHI’s filing date through the end of April 2010.  The figures do not include accruals.

(c)               Excludes professional services rendered on behalf of non-debtor entities which are invoiced separately.